Exhibit 99.1

1 UNITED STATES ANTIMONY CORPORATION NYSE / UAMY NYSE TEXAS / UAMY INVESTOR PRESENTATION

References in this presentation to the “Company,” “US Antimony,” “USAC,” “we,” “us” and “our” refer to United States Antimony Corporation and its consolidated subsidiaries (“USAC”) . The statements in this presentation that are not historical facts may be forward - looking statements . Within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements involve risks and uncertainties that could cause actual results or events to be materially different . Forward - looking statements may include, but are not limited to, statements regarding the Company's operations, pending contracts and future revenues, financial performance, and profitability, ability to execute on its increased production and installation schedules for planned capital expenditures, stockholder liquidity and investment value and returns . The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Actual results may differ materially from those contemplated by such forward - looking statements, some of the reasons of which are set forth in the section titled Risk Factors in our Annual Report on Form 10 - K and all other filings with the Securities and Exchange Commission (“SEC”), as such risks, uncertainties and other important factors may be updated from time to time in USAC’s subsequent filings . Forward - looking statements speak only as of the date they are made, and USAC undertakes no obligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law . This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections are based on numerous assumptions that may prove to be wrong . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized . FORWARD - LOOKING STATEMENTS 2 NYSE / UAMY NYSE TEXAS / UAMY

3 1968 Company founde d 201 2 Company lists on NYSE under Ticker Symbol UAMY 202 3 Q3 - A turnaround of the company begins 202 4 Significant board & management changes 2024 New management team atalllevels installed 202 4 Alaska mining claims and Canada mining claims acquisition 202 5 Madero smelter reopens; international shipments begin arriving 202 5 Significant increase in Montana smelter volume(six months); expansion project underwa y 2025 Tungsten mining claims acquisition completed 2025 General Keane (4S) appointed to Board 2025 Continued acreage expansion and all mining permits approved in Alaska to begin exploration 202 5 Montana antimony mine begins mining operations 202 5 $ 245M sole - source U.S. DLA contract awarded and first delivery order received 202 5 $106.7Magreement with largeU.S. industrial fabric manufacturer 2026 Acquisition of flotation facility at Radersburg Mill 202 6 JV with America Gold and Silver to build hydromet plant adjacent to operating mines in Idah o NYSE / UAMY NYSE TEXAS / UAMY 3 >55 YEARS OF PROVEN EXECUTION, BUILDING A SECURE NORTH AMERICAN ANTIMONY SUPPLY CHAIN We continue to expand and invest in our domestic capabilitiesto strengthen supply security, reduce reliance on foreign source s a nd support national defense, industrial, technology and energy applications, to support a resilient industrial future for Americ a

NYSE / UAMY NYSE
TEXAS / UAMY

SCALING NORTH AMERICA'S ONLY FULLY-INTEGRATED ANTIMONY PRODUCER

U.S. Antimony is North America's only fully integrated primary antimony miner and producer -and the region's only down stream manufacturer of finished antimony products - supported by two fully permitted, operational antimony smelters

Our North America Platform

Business Mix

By Geography


Canada
13%
Mexico
3%
Domestic
84%

By Product


Precious Metals
4%
Zeolite
20%
Antimony
76%


Lethbridge, Canada
Sanders County, Montana
Preston, Idaho
Madero in Coahuila, Mexico
Puerto Blanco in Guanajuato, Mexico
Antimony
Zeolite
In Operation



Antimony Smelter Plant – Thompson Falls, Montana
Smelter capacity to expand to 300 tons per month or 11 tons per day


BEAR RIVER ZEOLITE
ZEO-TRUE NATURALS
BRZ

Bear River Zeolite Mine - Preston, Idaho
Finished SEC Technical Report, Positioned to significantly increase production volumes over the next several years



Madero Smelter Plant - Coahuila, Mexico
Smelter capacity of 200 tons per month or 7 tons per day

- √ **Leading U.S. domestic processor** of primary antimony products, supporting a shorter, more secure supply chain for domestic customers
- √ **Only operating, fully permitted primary antimony smelter in the U.S.,** providing critical domestic processing capacity
- √ **Leading operating antimony smelter in Mexico,** adding scalable regional processing throughput
- √ **Fast ore-to-product turnaround** with minimal shipping time to U.S. buyers by our estimates
- √ **Trackrecord**ofdelivering quality products on-time

USAC US ANTIMONY 4

Military & Defense (32%) • 300 types of ammunition • Artillery shells • Laser guided missiles • Military electronics • Aircraft carriers • Fighter jets • Night vision • Military tents, cots, & uniforms 5 Antimony Uses Antimony (Sb), a critical mineral & semimetal with the atomic number 51 Energy & Transport (22%) • Batteries • Solar Panels • Wind turbines • Railway and maritime • Tires & friction materials • Renewable Energy Equipment Flame Retardants (20%) • Building materials • Roofing fabric • Transportation • Electronics • Textiles Chemicals (15%) • Pigments & coating • Rubber & plastics • Flame retardant • Catalysts Ceramics | Glass (11%) • High - Quality glass (mobile phones, PV glass, armored) • Enamel coatings • Ceramic glazes • Colored glass NYSE / UAMY NYSE TEXAS / UAMY

NYSE / UAMY NYSE
TEXAS / UAMY

ROBUST PORTFOLIO OF MISSION-CRITICAL PRODUCTS

Antimony is a designated critical material, essential for defense, energy and technology applications

Our Portfolio Offering

ANTIMONY OXIDE	Flame retardant synergist, Plastics & polymers, Glass & ceramics, Pigments & coatings, PET catalyst
ANTIMONY METAL	Lead alloy hardener, Batteries, Ammunition, Bearings, Semiconductors
ANTIMONY TRIOXIDE	Flame retardants, Plastics & polymers, Glass & Ceramics, Pigments & paints, PET catalyst
ANTIMONY TRISULFIDE	Ammunition & military uses, Pyrotechnics, Match heads, Explosives, Brake linings
ANTIMONY NANOCRYSTALS	Advanced batteries,Thermoelectric materials, Catalysts, Flame retardants, Semiconductor applications

USAC US ANTIMONY 6

NYSE / UAMY NYSE
TEXAS / UAMY

STRUCTURAL UNDERSUPPLY & SECULAR DEMAND TAILWINDS DRIVING ANTIMONY PRICES HIGHER

Antimony price surge in 2024–2025 reflects large supply-demand imbalance, and U.S. Antimony is well positioned to meet fast-growing western demand through domestic smelting capabilities

Global Supply Constraints

- √ China and Russia control over 60% of global antimony ore
- √ China has dominated global antimony trioxide (ATO) production since 2022
- √ China's exports of antimony ingot dropped 45% in 2024 as domestic solar cell demand soared
- √ Falling ore grades and environmental rules have significantly reduced China's production
- √ China's Twinkle Star Antimony mine, the world's largest, is depleting after a long history of global dominance
- √ Outside of China, antimony processing capacity is extremely limited


Rotterdam Price of Antimony Metal Per Lb.
Following Antimony price spike on the back of China announced export controls in late 2024, U.S. Rotterdam Antimony prices have settled substantially above historical levels
(includes metal only)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$5.02
$5.98
$5.50
$18.94
$11.79
2021
2022
2023
2024
Metal Market Price per Lb. at 02-05-26
Note: Blue columns are average price for the period

USAC US ANTIMONY
7

NYSE / UAMY NYSE
TEXAS / UAMY

NEW, RESILIENT SUPPLY AGREEMENTS WITH KEY INTERNATIONAL PARTNERS

USAC's international supply partnerships and the restart of our Madero Smelter enhance our strategic leverage against Chinese dominance in antimony

AUSTRALIA

- Received 160 tons of antimony ore in two shipments; processed at Madero Smelter Third shipment (55 tons) initially
- detained by Chinese Customs, now rerouted to Australia and then to the Madero Smelter High impurities (arsenic, iron)
- complicating processing; ongoing flux experimentation, total arsenic removal realized

BOLIVIA

- Initial shipments (10 metric tons) scheduled for March delivery, ramping up to 150 metric tons per month thereafter
- Antimony flake material meets processing requirements for Thompson Falls facility, ready for immediate ATO production
- Additional Bolivian sources under active contract negotiations, 18 tons for testing landing in port end of October 2025

CHAD

- Contracts finalized for initial delivery (400 metric tons) starting in November 2025
- Anticipating ongoing future shipments exceeding 100 metric tons per month High-
- quality material (60%+ antimony) US/Chadian citizen contracted to manage better
- pricing and logistics from Chad

PERU

- Approximately 47 tons from Peru delivered in 2025
- Once that shipment is processed profitably, additional new contracts will be considered and negotiated

USAC US ANTIMONY 8

9 EXPANDED CRITICAL MINERAL PORTFOLIO TO SUPPORT FURTHER GROWTH U.S. Government Listed Critical Minerals U.S. Antimony’s Exploration Minerals Portfolio1 U.S. Antimony’s Non - Critical Minerals Portfolio U.S. Antimony’s Expanded Critical Mineral Portfolio 9 83 Bi Bismuth 208,98037 92 U Uranium 238,029 51 Sb Antimony 121,760 13 Al Aluminum 26,982 50 Sn Tin 118,71 22 Ti Titanium 47,867 3 Li Lithium 6,941 49 In Indium 114,918 4 Be Beryllium 9,0122 65 Tb Terbium 158,925 45 Rh Rhodium 102,906 Arsenic 74,922 58 Ce Cerium 140,116 46 Pd Palladium 105,42 51 Sb Antimony 121,760 79 Au Gold 196,9665 47 Ag Silver 107,8682 12 Mg Magnesium 24,305 W Tungsten 183,85 83 Bi Bismuth 208,98037 29 Cu Copper 63,546 30 Zn Zinc 65,39 39 Y Yttrium 66,906 40 Z Zirconium 91,224 25 Mn Manganese 54,938 73 Ta Tantalum 180 , 9479 27 Co Cobalt 58,9332 75 Re Rhenium 166,207 57 La Lanthanum 136,902 28 Ni Nickel 58,6934 66 Dy Dysprosium 162,500 78 Pt Platinum 195 , 065 60 Nd Neodymium 144,243 33 As 28 Ni Nickel 58,6934 27 Co Cobalt 58,9332 74 1 Company's ongoing explorations for these minerals are in process. NYSE / UAMY NYSE TEXAS / UAMY

10 Strategic Capacity Expansion via JV Hosted Facility Adjacent to Existing Mine Site in Idaho 10 Americas Gold and Silver Corporation produces antimony, silver and copper at its 100% - owned Galena Complex, an underground mine in Idaho’s Silver Valley Galena Mine complex, Idaho New JV Hydromet Facility, Idaho TO BE BUILT IN IDAHO IN JV WITH AMERICAS GOLD AND SILVER NYSE / UAMY NYSE TEXAS / UAMY Galena Mine Complex ✓ ✓ ✓ ✓ ✓ Facility is expected to be located adjacent to Americasactivesilver,copper,andantimonymines US Antimony has entered into a new Joint Venture (“JV”) with Americas Gold and Silver Corporation (“Americas”) (NYSE American: USAS) to construct a new state - of - the - art hydromet processing facility Goal is to generate superior recoveries at a significantly lower cost to all parties, which in - turn is expected to improve profitability if achieved JV is expected to be managed and owned 49% by US Antimony and owned 51% by Americas Project is expected to become a leading commercial - scale hydromet processing center located in North America EXPANDING DOWNSTREAM PORTFOLIO TO INCLUDE STATE - OF - THE - ART HYRDROMET PLANT

NYSE / UAMY NYSE
TEXAS / UAMY

GROWING PORTFOLIO OF STRATEGIC MINING CLAIMS & ASSETS ACROSS THE U.S. & CANADA

Alaska Antimony Claims



- 27,000 acres: 236+ mining claims in Alaska Fairbanks, Mohawk, Quill, Tok, and Maclaren River
- Focus areas Contain Antimony, Gold, Silver, Copper, & Zinc
- Backhoe excavation underway to confirm antimony anomalies Strategic alignment with DoW munitions needs
- Proximity to major roads & highways simplifies transport 2,245 miles (40 hrs) from Tok, AK to Thompson Falls, MT
- All mining permit approved September 5, 2025
- Moved 800 tonnes of antimony rock from Stibnite Hill in the fall of 2025

Cobalt Mining in Canada



- 455 claims in Sudbury Basin (9,483 hectares) Ontario
- High-grade cobalt, nickel, copper, bismuth
- Excellent infrastructure & access
- Proven historical mining area since 1883

Note: One Hectare = 2.471 acres

Tungsten Claims In Canada


LACTZBERG
ESPANOLA CLAIMS
MAGNA

Exceptional properties: ultra-high melting point, density, hardness, conductivity Soaring demand as global supply tightens — no U.S./Canada production since 2016 China controls 80–85% of processing and has restricted exports (Feb 2025)

Key applications:

- Aerospace – kinetic energy penetrators
- Defense – armor shielding, bullets and counterweights Electronics – semiconductors, x-ray tubes Mining/Tooling – high-speed drills & cutters Energy – electrodes, arc welding Medical – radiation shielding
- Robotics - desired for manufacturing robotic arms and heavy equipment Semiconductors - applid to boost conductivity and protect against heat Electric Vehicles - The average EV contains about 1.5 kg of tungsten components

USAC US ANTIMONY

11

12 • 25 Employees • New V.P.of Operations and experienced plant manager • New 10 Year Lease Executed • Recently hired two new sales people (Water Treatment and Cattle) • Modernizing and streamlining crushing/packaging equipment • Drilled 82 test holes for reserve evaluation • Finished SEC Technical Report • Positioned to signiﬁcantly increase production volumes over the next several years • Run time: 98.4% efﬁciency in the fourth quarter of 2024 • Tons Sold: Up 9% in ﬁscal 2024 and Up 9% through Q3 2025 Preston, Idaho 4005 East Glendale Road Preston, Idaho ZEOLITE MINE & CRUSHING PLANT 1 2 NYSE / UAMY NYSE TEXAS / UAMY Zeolite is widely used in agriculture, construction, environmental management and energy, while critical role in nuclear reme dia tion underscores need for stockpiling in the event of future nuclear accidents Our Zeolite Operations: A Vitally Strategic Mineral

13 NOTABLE MILESTONES AS OF FEBRUARY 2026 • Third Quarter and Nine Months Ended September 30 , 2025 - Revenues and Gross Proﬁt were at records • Restarted Madero Antimony Smelter in Mexico in April with new international shipments of raw ore arriving monthly • Continued leasing of new mining claims associated with “Critical Minerals” located in Alaska, Canada, and Montana • Commissioned Substantial Expansion of Thompson Falls Smelter expected to be completed in Q 1 2026 ( 300 + tons per month) • Bear River Zeolite Mine doubled monthly production in 2024 and well positioned to continue to grow production • Received all Alaska mining permits to begin exploration in May 2026 as weather improves • Started highly successful mining operations in Montana October 2025 • Maintaining high cash balance, fed funds, and marketable securities of approximately $ 90 - 92 million as of December 31 , 2025 • Increased Market capitalization from $ 192 million as of January 1 , 2025 , to $ 1 , 206 million as of February 6 , 2026 • Completed joint venture with America’s Gold & Silver NYSE | USAS for first of its kind hydromet processing facility NYSE / UAMY NYSE TEXAS / UAMY 13 These amounts are preliminary and are subject to completion of financial closing procedures. As a result, these amounts may d iff er materially from the amounts that will be reflected in our audited financial statements.

14 2025 Revenue (US $mm) Gross Profit (US $mm) STRONG REVENUE & GROSS PROFIT GENERATION NYSE / UAMY NYSE TEXAS / UAMY + 182% + 219% $ 9.3 2024 $ 26.2 $ 2.3 2024 $ 7.2 2025

NYSE / UAMY NYSE
TEXAS / UAMY

ATTRACTIVE, LONG-TERM STRATEGIC PARTNERSHIPS TO SECURE NORTH AMERICA SUPPLY CHAINS FOR ANTIMONY

We have secured a strategic partnership withthe Defense Logistics Agency (DLA), aligning with the U.S. government's push under Executive Order 14017 to rebuild resilient domestic critical-mineral supply chains

$245 Million DLA Contract & Strategic Defense Partnership

- **Validation & De-Risking:** Sole-source DOD contract confirms U.S. defense confidence
- **Scale Leverage:** $245M award = ~16× 2024 revenue — transformational growth
- **Supply Chain Security:** Reduces reliance on China; ensures U.S. alternatives
- **Barrier to Entry:** Only DOD-approved antimony fully integrated miner and producer in North America. Proprietary process engineering
- **Policy Alignment:** Backed by DOD, DPA, and U.S. critical mineral strategy
- **Revenue Visibility:** Multi-year IDIQ enables stable, predictable revenue
- **Upside Optionality:** Rising defense demand could unlock further awards
- **Replicable Model:** Blueprint for future defense mineral partnerships

$106.7 Million Corporate Contract with U.S. Industrial Fabric Manufacturer

- Purchase of Antimony Trioxide, a key ingredient in flame retardant materials
- **Reinforces both parties' commitment to supply security within the USA**
- Reduces customer exposure to international supply disruption
- Signals a broader industrial policy trend toward reshoring critical mineral supply chains
- This contract represents a key milestone in restoring and strengthening domestic industrial collaboration

Securing America's Supply Chains for Critical Minerals

- 2024: China cuts off global antimony exports, intensifying U.S. supply crisis
- 2025: U.S. Antimony applies for DoD-aligned critical mineral grant project

With global antimony supply increasingly constrained by China's dominant position, the U.S. supply crunch is intensifying, strengthening the case under DPA for domestic production by 2027

USAC US ANTIMONY 15

16 US Antimony Financial Snapshot Share Price (02/06/2026): 52 Week Range (02/06/2025 to 02/06/2026): Market Capitalization (02/06/2026): Cash, Fed Funds, and Marketable Securities (12/31/2025) Average Daily Volume (02/06/2025 to 02/06/2026): Shares Outstanding (12/31/2025): Q4 2025 Antimony Production: Q4 2025 Zeolite Production: Preliminary Estimated Q4 2025 Revenue2: $8.61 $1.26 - $17.47 $1,205.7 Million $90 – 92 Million 8.48 Million 140 Million 400 - 450k lb 2,450 – 2,650t $12.5 – 13.5mm 16 1,2 : NYSE / UAMY NYSE TEXAS / UAMY 1 2 Includes cash, federal bonds, and marketable securities at end of 2025 This amount is preliminary and subject to completion of financial closing procedures. As a result, this amount may differ mat eri ally from the amount that will be reflected in our audited financial statements.

Hydromet Joint Venture with USAS $27 M DOW Award for TF Expansion Uplist to NYSE Classic Tungsten Reserve Report Apply for Tungsten Award with DOW Apply for Cobalt Award with DOW Construct Hydromet Facility Cobalt Reserve Report $45 M DOE Award for Hydromet $50 M DOW Award for Hydromet Double Zeolite Revenues 2027 17 ANTICIPATED CATALYSTS 2026 NYSE / UAMY NYSE TEXAS / UAMY

18 (107.6M) (108.4M) ($27M) 0% 1% 0% 1% (108.4M) 37% 1% (108.4M) 206% 1% 5% 643% (113.0M) 6% 837% (114.6M) 898% 14% (123.2M) 1,940% 19% 4,033% 29% (140M) 4,346% 30% (140M) 4,500% 4,000% 3,500% 3,000% 2,500% 2,000% 1,500% 1,000% 0% 500% Cumulative Change (%) MARKET CAP VS SHARE COUNT GROWTH t h Share Count Growth % Market Cap Growth % UAMY Market Cap increased primarily due to stock price increase, not share count growth. 19 JAN 2024 – FEB 6 2026 43X NYSE / UAMY NYSE TEXAS / UAMY ($1,206M)

19 NYSE / UAMY NYSE TEXAS / UAMY

NYSE / UAMY NYSE
TEXAS / UAMY

RECENT PUBLICATIONS

Additional publications may be found at
https://www.usantimony.com/newsroom

The New American Revolution: Silver, Antimony & U.S. Independence
Payne Capital | February 12, 2026 **LINK**

USAC announces New Joint Venture with Americas Gold and Silver Corporation
Bloomberg Television | February 10, 2026 **LINK**

The hottest commodity in the mining buinsess: American generals
WSJ | February 2, 2026

USAC Company Interview
TWST | December 10, 2025

US Antimony sees increased Sb demand for US
Argus | November 20, 2025

US Antimony sees increased Sb demand for US
Argus | November 20, 2025

Alaska's New Mining Rush Chases Something More Coveted Than Gold
Wall Street Journal | November 8, 2025

Gary Evans, Chairman and CEO joins Money Channel NYC
October 28, 2025 | **LINK**

UAMY CEO featured on Payne Capital Management
October 24, 2025 | **LINK**

USAC CEO Featured on FOX Business with Maria Bartiromo
October 22, 2025 | **LINK**

USAC CEO Featured on Bloomberg Television
October 20, 2025 | **LINK**

Alaska revives U.S. antimony supply chain
North of 60 Mining News | October 1, 2025

USAC CEO Featured on FOX Business Mornings with Maria
October 8, 2025 | **LINK**

USAC CEO Featured on Bloomberg Television
August 13, 2025 | **LINK**

USAC CEO Featured on FOX Business Mornings with Maria
July 18, 2025 | **LINK**

EQUITY RESEARCH COVERAGE

Firm	Rating	Price Target	Analyst Name	Report Date
Alliance Global Partners	Buy	$13.50	Jake Sekelsky	February 11, 2026
William Blair	Buy	$16.00	Neal Dingmann	February 10, 2026
H.C. Wainwright	Buy	$10.25	Heiko F. Ihle	February 3, 2026
B. Riley Securities	Buy	$11.00	Nick Giles	February 24, 2026

20